Components of Deferred Tax Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets
Federal and state net operating loss carryforwards	$ 62,745	$ 57,901
Capitalized research and development	22,490	22,541
Federal and state tax credit carryforwards	6,153	6,059
Other	1,200	1,390
Total deferred tax assets	92,588	87,891
Valuation allowance	(92,588)	(87,891)
Net deferred tax assets